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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement on Form S-8 (No. 333-59553, effective July 22, 1998) of MAII Holdings, Inc. of our report, dated April 3, 2002, appearing in this Annual Report on Form 10-K of MAII Holdings, Inc. and subsidiary for the year ended December 31, 2001.




SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
April 15, 2002